UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 East Boulevard, Suite 1600, Charlotte, NC	28203
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 837-1651

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's 2025 Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026 (the "2025 Annual Report"), and (b) SGRP's 2026 Proxy Statement, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2025 Annual Report, each an "SEC Report").

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As previously disclosed on January 12, 2026, the Corporation received a letter from Nasdaq indicating that the Corporation was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the closing bid price per share for the Corporation’s Common Stock had closed below $1.00 for the previous 30 consecutive business days (the “Bid Price Rule”). The Company was given until July 13, 2026, to regain compliance with the Bid Price Rule (the “Compliance Period”).

As previously disclosed on April 8, 2026, the Corporation received a letter from Nasdaq indicating that the Corporation was not in compliance with Nasdaq Listing Rule 5550(b) because the Company did not meet the requirement to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on the Nasdaq Capital Market (the “Stockholders’ Equity Rule”).

On July 14, 2026, the Corporation received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department of Nasdaq indicating that the Staff determined that the Corporation did not comply with the Bid Price Rule within the Compliance Period. The Notice further indicated that the Corporation was not eligible for a second 180-day period to regain compliance with the Bid Price Rule because the Corporation does not comply with the minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market.

As a result of non-compliance with the Bid Price Rule, the Staff has determined to delist the Corporation’s Common Stock from The Nasdaq Capital Market at the opening of business on July 23, 2026, unless the Corporation was to request an appeal of the determination by July 21, 2026. The Corporation’s non-compliance with the Stockholders’ Equity Rule was an additional and separate basis for the Staff’s determination to delist the Corporation’s Common Stock from The Nasdaq Capital Market. If the Corporation does not file a hearing request by 4:00 p.m. Eastern Time on July 21, 2026, the Corporation’s Common Stock will be delisted and Nasdaq will file a Form 25-NSE with the SEC, which will remove the Corporation’s Common Stock from listing and registration on Nasdaq.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

The Corporation held a Special Meeting of Stockholders at 12:00 PM (noon), Eastern Time on July 10, 2026 (the "Special Meeting"). At the Special Meeting, the Corporation’s stockholders voted on two proposals as set forth below, each of which was described in detail and subject to the descriptions in the Corporation's Definitive Proxy Statement, dated June 26, 2026, (the "Proxy Statement"). The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Proxy Statement, which is incorporated herein by reference.

As of the close of business on the record date for the Special Meeting, which was June 16, 2026, there were 28,398,560 shares of Common Stock outstanding and entitled to vote at the Special Meeting. A total of 14,229,764 shares of Common Stock, representing 50.11% of the shares of Common Stock outstanding as of the record date for the Special Meeting, were represented in person or by proxy and entitled to vote at the Special Meeting, and constituted a quorum to conduct business at the Special Meeting.

1.
The Reverse Stock Split Proposal: To adopt an amendment to the Corporation’s Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of Common Stock, par value $0.01 per share, and shares of Common Stock held in treasury at a ratio of one-for-five (1:5), at any time prior to July 6, 2027 (the “Reverse Stock Split Proposal”).

The Reverse Stock Split Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
4,851,288	9,373,945	4,531	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Special Meeting. Accordingly, stockholders did not approve the Reverse Stock Split Proposal.

2.
The Adjournment Proposal: To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

The Adjournment Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
4,883,229	9,079,805	266,730	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Special Meeting. Accordingly, stockholders did not approve the Adjournment Proposal.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (the "Corporation"' or "SGRP") and its subsidiaries (together with SGRP, "SPAR", "SPAR Group" or the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative or variations of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): failure to maintain compliance with Nasdaq's continued listing requirements; the timing of the delisting of the Company's Common Stock; the costs and effects of changing the Company's principal independent registered accounting firm; potential or continued revenue growth, gross margin expansion, and continued favorable shift in service mix from remodeling toward merchandising services; continued and new long-standing relationships with retailers, distributors and makers of consumer goods; successful results from merchandising partnerships and relationships with other companies, borrowing, repaying or guarantying the Company's recent unsecured loans or paying interest thereon; issuing the shares of the Corporation's 'Common Stock; the departure in 2025 of various of the Corporation's executives previously reported and the agreements made with them; potential non-compliance with applicable Nasdaq rules regarding minimum bid prices, the filing of periodic financial reports, director independence, holding annual meetings, or other rules; the impact of selling certain of the Corporation's subsidiaries; or any impact resulting from the Risks on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations. The Corporation's forward-looking statements also include (without limitation) statements made in "Business", "Risk Factors", "Cybersecurity", "Legal Proceedings", "Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Controls and Procedures", and "Certain Relationships and Related Transactions, and Director Independence" in the Corporation's 2025 Annual Report referenced below.

The information contained in this Current Report is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise. For additional information and risk factors that could affect the Company, see the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 2025, as filed on March 31, 2026, by SGRP with the Securities and Exchange Commission (the "SEC"), and SGRP's Proxy Statement for its 2026 Annual Stockholders Meeting, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports and statements as and when filed with the SEC (including the Annual Report, Proxy Statement, Quarterly Reports, and Current Reports, each an "SEC Report").

You should carefully review and consider the Corporation's forward-looking statements (including all Risks and other cautions and uncertainties) and other information made, contained, noted or referenced in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, indebtedness, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation, vendors, or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: July 15, 2026
By:	/s/ William Linnane
William Linnane, President and CEO